SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 28, 2005

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)


       Delaware                  1-7182                  13-2740599
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    (State or other            (Commission           (I.R.S. Employer
    jurisdiction of            File Number)          Identification No.)
    incorporation)



4 World Financial Center, New York, New York   10080
-----------------------------------------------------
 (Address of principal executive offices)    (Zip Code)


 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------

-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events
             -----------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-122639) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Medium-Term Notes, Series C (the "Notes") issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank, N.A. (as so amended, the "Indenture"). In connection therewith, the Company will issue "Medium-Term Notes, Series C," under the Indenture. The exhibits consist of the form of Medium-Term Notes, Series C, 2% Notes Linked to the Performance of the Dow Jones CBOT Treasury Index due July 28, 2008 and form of opinion of counsel relating to issuances of Medium-Term Notes, Series C, 2% Notes Linked to the Performance of the Dow Jones CBOT Treasury Index due July 28, 2008.

Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

              (c) EXHIBITS

                 (4) Instruments defining the rights of security holders, including indentures.

                                    Form of Merrill Lynch & Co.,
                                    Inc.'s Medium-Term Notes, Series
                                    C, 2% Notes Linked to the
                                    Performance of the Dow Jones CBOT
                                    Treasury Index due July 28, 2008.

                 (5) & (23)         Opinion re: legality; consent of counsel.

                                    Form of Opinion of Sidley Austin
                                    Brown & Wood LLP relating to the
                                    Medium-Term Notes, Series C, 2%
                                    Notes Linked to the Performance of
                                    the Dow Jones CBOT Treasury Index
                                    due July 28, 2008 (including
                                    consent for inclusion of such
                                    opinion in this report and in
                                    Merrill Lynch & Co., Inc.'s
                                    Registration Statement relating to
                                    such Notes).

                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       MERRILL LYNCH & CO., INC.
                                       -------------------------
                                              (Registrant)





                                       By: /s/ John Laws
                                           ----------------------------------
                                           John Laws
                                           Assistant Treasurer


Date:  July 28, 2005

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549














                           MERRILL LYNCH & CO., INC.












                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED JULY 28, 2005











                                                 Commission File Number 1-7182

                                 Exhibit Index


Exhibit No.         Description                                     Page
----------          -----------                                     ----

(4) Instruments defining the rights of security holders, including indentures.

                               Form of Merrill Lynch & Co., Inc.'s
                               Medium-Term Notes, Series C, 2% Notes
                               Linked to the Performance of the Dow Jones
                               CBOT Treasury Index due July 28, 2008.

(5) & (23)          Opinion re:  legality; consent of counsel.

                               Form of Opinion of Sidley Austin Brown &
                               Wood LLP relating to the Medium-Term
                               Notes, Series C, 2% Notes Linked to the
                               Performance of the Dow Jones CBOT Treasury
                               Index due July 28, 2008 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Notes).